Exhibit 99.1

                        CERTIFICATION OF PERIODIC REPORT

I, Seymour Flug, the President & Chief Executive Officer of Integrated Health Technologies, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-KSB of the Company for the annual period ended June 30, 2002 (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   September 9, 2002


                                             By: /s/ Seymour Flug
                                                --------------------------
                                             Seymour E. Flug
                                             President & Chief Executive Officer


                        CERTIFICATION OF PERIODIC REPORT

I, Eric Friedman, the Vice President and Chief Financial Officer of Integrated Health Technologies, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-KSB of the Company for the annual period ended June 30, 2002 (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   September 9, 2002


                                             By: /s/ Eric Friedman
                                                --------------------------
                                             Eric Friedman
                                             Vice President and Chief Financial
                                             Officer